                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 18, 2006
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                        1-2394                  13-3768097
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                 File Number           Identification No.)

    555 Theodore Fremd Avenue, Rye, New York                      10580
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    (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         | |   Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         | |   Soliciting material pursuant to rule 15a-12 under the Exchange
               Act (17 CFR 240.15a-12)

         | |   Pre-commencement communications pursuant to Rule 15d-2(b) under the Exchange Act (17 CFR 240.15d-2(b))

         | |   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 18, 2006,  Handy & Harman ("H & H"), a wholly-owned  subsidiary of WHX Corporation ("WHX"), and certain of H & H's subsidiaries amended its Loan and Security  Agreement with Wachovia Bank,  National  Association (the "Working
Capital  Facility") and its Loan and Security  Agreement with Steel Partners II,
L.P. (the "Tranche B Term Loan"). The amendments provided,  in part, (i) for the increase  of the  maximum  availability  under the  revolving  line of credit by
$1,950,000 from $62,900,000 to $64,850,000,  and (ii) for a 5-year  supplemental term loan up to an aggregate amount of $10,000,000,  on or prior to December 31,
2006.  The  issuance  of the  supplemental  term  loan  is  subject  to  certain conditions,  including  that WHX file its annual reports with the Securities and
Exchange  Commission  for each of the fiscal  years ended  December 31, 2004 and
December 31, 2005.  Substantially  all of the other terms and  conditions of the
Working Capital Facility and Tranche B Term Loan continue without amendment.

         Steel Partners II, L.P. is the beneficial holder of 5,029,793 shares of
WHX's common stock,  representing  approximately 50% of the outstanding  shares.
Warren  G.  Lichtenstein,  Chairman  of the Board of WHX,  is the sole  managing member of the general  partner of Steel  Partners II, L.P. In addition,  Glen M.
Kassan (Director and Chief Executive  Officer of WHX), John Quicke (Director and
Vice  President of WHX) and Jack L. Howard and Josh Schector  (Directors of WHX)
are employees of Steel Partners, Ltd., an affiliate of Steel Partners II, L.P.

Item 9.01      Financial Statements and Exhibits.

         (d) Exhibits.

         Exhibit 99.1  Amendment No. 9 to the Loan and Security Agreement dated
                       July 18, 2006 by and among Handy & Harman and its
                       subsidiaries, as borrowers or guarantors, the financial
                       institutions party thereto as lenders and Wachovia Bank,
                       National Association, as agent.

         Exhibit 99.2  Amendment No. 6 to the Loan and Security Agreement dated
                       July 18, 2006 by and among Handy & Harman and its
                       subsidiaries, as borrowers or guarantors, Steel Partners
                       II, L.P., as lender and agent.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WHX CORPORATION

Dated: July 24, 2006                          By: /s/ Robert Hynes
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                                              Name: Robert Hynes
                                              Title: Chief Financial Officer